SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 7, 2011
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On June 7, 2011, Harris Interactive Inc. (the “Company”) entered into a services agreement (the “Services Agreement”) with Angrisani Turnarounds, LLC (“ATL”) and Al Angrisani, pursuant to which Mr. Angrisani, Chairman and Chief Executive Officer of ATL, will serve as Interim Chief Executive Officer of the Company, effective immediately, and continuing through and including June 30, 2012 (the “Service Period”), subject to certain early termination rights set forth therein. A copy of the Services Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Services Agreement include:
•	ATL’s agreement to provide Mr. Angrisani to serve as Interim Chief Executive Officer of the Company at a rate of $20,000 per month (the “Monthly Retainer”) during the Service Period.

•	Mr. Angrisani’s agreement to perform the duties and responsibilities set forth in the Angrisani Employment Agreement (as defined herein).

•	The Company’s agreement to pay ATL the Monthly Retainer through the month of November 2011 or for an additional three months following the termination date, whichever occurs later, if the Company terminates Mr. Angrisani’s employment without “cause”, as defined in the Angrisani Employment Agreement, prior to June 30, 2012.

•	The Company’s agreement to pay ATL the Monthly Retainer through the month of November 2011 if Mr. Angrisani terminates his employment for “good reason”, as defined in the Angrisani Employment Agreement, prior to November 2011.

•	Mr. Angrisani’s agreement to be bound by certain non-competition obligations in the Angrisani Employment Agreement for the duration of each monthly period associated with a Monthly Retainer payment.

•	The Company’s option, in its sole discretion, to continue to pay the Monthly Retainer for a minimum of six months following the end of the Service Period, binding Mr. Angrisani to the non-competition obligations during such period.

•	ATL’s agreement to preserve the confidentiality of non-public confidential and proprietary information received in the course of the Service Period.

•	The Company’s ownership of work product created for the Company.

•	Limitation of the Company’s and ATL’s liability.

•	Arbitration of disputes.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 9, 2011, the Company announced that Mr. Angrisani has been appointed Interim Chief Executive Officer of the Company, effective immediately. A copy of the press release announcing Mr. Angrisani’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Angrisani succeeds Kimberly Till, who served as President and Chief Executive Officer of the Company from October 21, 2008 to June 7, 2011. Ms. Till resigned as a member of the Board, effective June 7, 2011.

The Company entered into an employment agreement (the “Angrisani Employment Agreement”) with Mr. Angrisani on June 7, 2011, pursuant to which (a) Mr. Angrisani will serve as Interim Chief Executive Officer of the Company commencing immediately and continuing through and including the earliest to occur of (i) June 30, 2012, (ii) the date on which Mr. Angrisani dies, and (iii) the date on which either the Company or Mr. Angrisani terminates Mr. Angrisani’s employment for any reason (the “Interim Period”), and (b) upon the mutual agreement of the parties on or prior to March 31, 2012, Mr. Angrisani will serve as President and Chief Executive Officer of the Company for the period commencing July 1, 2012 and continuing through and including the earliest to occur of (i) June 30, 2013, (ii) the date on which Mr. Angrisani dies, and (iii) the date on which either the Company or Mr. Angrisani terminates Mr. Angrisani’s employment for any reason (the “Non-Interim Period”). A copy of the Angrisani Employment Agreement is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Angrisani Employment Agreement include vacation, expense reimbursement, and other employee benefits commensurate with those provided by the Company to its senior executives generally, Mr. Angrisani’s agreement to abide by certain non-competition, non-solicitation and confidentiality obligations, the Company’s right to recover certain payments and equity received by Mr. Angrisani in the event of certain accounting restatements due to material non-compliance of the Company with any financial reporting requirement, and either the Company’s or Mr. Angrisani’s right to terminate Mr. Angrisani’s employment at any time.

The additional material terms of the Angrisani Employment Agreement that are applicable only during the Interim Period include:
•	No base salary

•	An annual performance bonus set by the Compensation Committee of the Board, based upon achievement of operating performance goals, with a target bonus of $250,000 in fiscal year 2012

•	Reimbursement of reasonable expenses incurred in the negotiation of the Angrisani Employment Agreement, subject to a maximum reimbursement of $7,500

•	500,000 shares of restricted stock (the “Restricted Shares”) under the Company’s 2007 Long Term Incentive Plan, one-thirteenth of which vest on the thirtieth day of each month commencing on June 30, 2011, under the condition that Mr. Angrisani is employed by the Company on each such date; provided, however, (a) if Mr. Angrisani’s employment is terminated by the Company without “cause” or Mr. Angrisani terminates his employment for “good reason” on or prior to December 31, 2011, then one-half of the Restricted Shares will immediately vest (inclusive of the Restricted Shares that vested previously) on the date of termination, or (b) if Mr. Angrisani’s employment is terminated by the Company without “cause” or Mr. Angrisani terminates his employment for “good reason” after December 31, 2011, then all unvested Restricted Shares will immediately vest on the date of termination. All unvested Restricted Shares also immediately vest upon the occurrence of a change in control, provided that the change of control occurs prior to Mr. Angrisani’s date of termination. A copy of the Restricted Stock Agreement entered into between the Company and Mr. Angrisani is being filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
•	Upon termination of Mr. Angrisani’s employment, Mr. Angrisani will be entitled to accrued but unpaid salary, bonus and benefits; provided, however, if Mr. Angrisani’s employment is terminated by the Company without “cause” or by Mr. Angrisani with “good reason”, then he also will be entitled to a pro-rata portion of the performance bonus for fiscal 2012 based on the level of attainment of the applicable operating performance goals at the time of termination
The additional material terms of the Angrisani Employment Agreement that are applicable only during the Non-Interim Period (which, as described above, will occur only upon the mutual agreement of the parties on or prior to March 31, 2012) include:

•	Annual base salary of $1.00

•	An annual performance bonus set by the Compensation Committee of the Board, based upon achievement of operating performance goals, with a target bonus of $400,000 in fiscal year 2013

•	Non-qualified stock options under the Company’s 2007 Long Term Incentive Plan to purchase 1,650,000 shares of the Company’s common stock at an exercise price of $0.70 per share. The non-qualified stock options vest in five tranches upon the achievement during the Non-Interim Period of certain performance targets specified in the Non-Qualified Stock Option Agreement, provided that Mr. Angrisani is employed by the Company at the time of achievement. All unvested non-qualified stock options will immediately vest upon the occurrence of a change in control, provided that the change of control does not occur prior to July 1, 2012 or after Mr. Angrisani’s date of termination. A copy of the Non-Qualified Stock Option Agreement entered into between the Company and Mr. Angrisani is being filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

•	Incentive stock options under the Company’s 2007 Long Term Incentive Plan to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.70 per share. The incentive stock options vest on June 30, 2013, provided that Mr. Angrisani is employed by the Company on such date. All unvested incentive stock options will immediately vest upon the occurrence of a change in control, provided that the change of control does not occur prior to July 1, 2012 or after Mr. Angrisani’s date of termination. A copy of the Incentive Stock Option Agreement entered into between the Company and Mr. Angrisani is being filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

•	Upon termination of Mr. Angrisani’s employment, Mr. Angrisani will be entitled to accrued but unpaid salary, bonus and benefits; provided, however, if Mr. Angrisani’s employment is terminated by the Company without “cause” or by Mr. Angrisani with “good reason”, then he also will be entitled to a severance payment equal to $400,000, payable over twelve months, subject to his right to waive such entitlement within thirty days of the date of termination in order not to be bound by certain non-competition obligations
Mr. Angrisani, age 61, has served as Chairman and Chief Executive Officer of Angrisani Turnarounds, LLC, an advisory firm for underperforming companies, since September 2009. Mr. Angrisani served as President and Chief Executive Officer of Greenfield Online, a provider of global consumer attitudes about products and services, from September 2005 until it was acquired by the Microsoft Corporation in October 2008, and then provided consulting services to Microsoft Corporation related to the acquisition until September 2009. Between November 2001 and April 2004, Mr. Angrisani served as President and Chief Operating Officer of the Company. Prior to this role, he served as President and Chief Executive Officer of Total Research Corporation from July 1998 through its merger with the Company in November 2001. Earlier in his career, Mr. Angrisani served as President Reagan’s U.S. Assistant Secretary of Labor and Chief of Staff, and as a Vice President of Chase Manhattan Bank in New York.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
On June 9, 2011, the Company issued a press release announcing the management changes described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Services Agreement, dated as of June 7, 2011, among Harris Interactive Inc., Angrisani Turnarounds, LLC, and Al Angrisani

Exhibit 10.2	Employment Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.3	Restricted Stock Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.4	Non-Qualified Stock Option Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.5	Incentive Stock Option Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 99.1	Press release issued by Harris Interactive Inc. on June 9, 2011
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: June 9, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Services Agreement, dated as of June 7, 2011, among Harris Interactive Inc., Angrisani Turnarounds, LLC, and Al Angrisani

Exhibit 10.2	Employment Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.3	Restricted Stock Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.4	Non-Qualified Stock Option Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 10.5	Incentive Stock Option Agreement, dated as of June 7, 2011, between Harris Interactive Inc. and Al Angrisani

Exhibit 99.1	Press release issued by Harris Interactive Inc. on June 9, 2011